                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 2005


                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


             000-28107                                88-0399260
     (Commission File Number)             (IRS Employer Identification No.)


                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8

               (Address of Principal Executive Offices) (Zip Code)


                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a012 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 2, 2005, Osprey Gold Corp. filed a status report with the United States District Court of Nevada regarding its financing activities. The status report discloses that in lieu of a rights offering, the Company will conduct a private placement to raise a minimum of $250,000 and a maximum of $500,000.

Although the status report states that the subscription period began on November 2, 2005 and will close on November 7, 2005, the subscription period has been extended to November 21, 2005 as previously disclosed in the Company's 8-K filed on November 4, 2005. The subscription period may be extended in the sole discretion of the Company without notice to subscribers for an additional sixty
(60) day period.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(a)   Exhibits.

      Status report filed on November 2, 2005 with the United States District Court of Nevada



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSPREY GOLD CORP.


                                        By: /s/ Georges Benarroch
                                            ------------------------------------
                                            Georges Benarroch President



November 9, 2005

W. CHRIS WICKER,
Nevada State Bar No. 1037
MICHAEL W. KEANE
Nevada State Bar No. 7398
WOODBURN AND WEDGE
6100 Neil, Road, Suite 500
Post Office Box 2311
Reno, Nevada 89511
Telephone: (775) 688-3000
Facsimile: (775) 688-3088
Attorneys for Defendants Georges Benarroch, Linda Kent,
Jean Jacques Treyvaud and Credifinance Securities
Limited


                          UNITED STATES DISTRICT COURT
                               DISTRICT OF NEVADA


OSPREY GOLD CORPORATION,                       Case No. CV-S-05-0133-RCJ-LRL
GORDON LELIEVER, BETTY NORTH,
DOUGLAS BUDDEN, AND
BOARDWALK CREATION, LTD.,                      STATUS REPORT ON OSPREY FINANCING

            Plaintiffs,
         v.
GEORGES BENARROCH, LINDA
KENT, CREDIFINANCE SECURITIES
LIMITED, FINANCIERA HISPANO-
SUISA, S.A., FINANCE RESEARCH
AND DEVELOPMENT TRUST, JEAN
JACQUES TREYVAUD, AND GERARD
SERFATI,

            Defendants.

-------------------------------------

GEORGES BENARROCH, LINDA
KENT, CREDIFINANCE SECURITIES
LIMITED, AND JEAN JACQUES
TREYVAUD,

         Counterclaimants,
v.

GORDON LELIEVER, BETTY NORTH,
DOUGLAS BUDDEN, AND
BOARDWALK CREATION, LTD.,

         Counterdefendants.

-------------------------------------

         At the hearing of September 26, 2005, pursuant to motion by Defendants, the Court granted leave for Osprey to conduct a financing to raise a minimum of $250,000 and a maximum of $500,000. Osprey intended to do a rights offering to raise the necessary funds. However, Osprey Gold Corp. has discovered unexpected complications with the rights offering and the company was advised by Canadian legal counsel that an alternative method of financing was necessary.

         While the company is not domiciled in Ontario, it does own and operate mineral properties in Ontario and a significant number of shares are held by Ontario residents. Due to a change in Ontario law in September, 2005, the company would be prevented from doing a rights offering unless it essentially went through a registration process in Ontario. Unfortunately, Plaintiffs have willfully destroyed corporate documents and records and have never produced any of the company's geologic reports or core logs, which would prevent the company from complying with Ontario law in order to do the rights offering. See letter from Enrico Moretti attached hereto as Exhibit 1. In order to get the company through to the time of trial, the form of the financing needs to be changed, but the original terms remain the same. Otherwise, a Rights Offering would only be able to be made to shareholders outside of Canada.

         The Defendants had begun to prepare for the rights offering, including having filed an 8K with the Security and Exchange Commission, preparing separate CUSIP numbers for the records and the new common shares and preparations were made with Depository Trust Company.

         Now, the company proposes to do a conventional private placement. This does not dilute the participating shareholders anymore than the rights offering would. All shareholders will have the legal right to participate in the private placement by completing a Subscription Agreement as applicable to the jurisdiction of the shareholder. The shareholder desiring to subscribe to the private offering will have to be a qualified investor in order to subscribe to the private placement. See the Draft Term Sheet attached hereto as Exhibit 2.

         The Defendants will cancel the rights offering and will file an 8K with the Security and Exchange Commission, noting that a private placement will be done. See draft 8K attached hereto as Exhibit 3. Pursuant to the law, Osprey will not be able to solicit each shareholder for the private offering, but shareholders will have notice, both through this filing, and through the SEC 8K filing of the private placement. Those shareholders that complete a Subscription Agreement will be allowed to purchase a percentage of the private placement that is equal to the percentage that they appear to be a shareholder of record as of the record date. Specifically, Plaintiffs will be allowed to request a Subscription Agreement and if they are qualified, will be able to participate in the private placement.

         The purpose of the Status Report is to keep the Court informed of the financing, in particular since the financing has to be done as a Private Placement rather than a rights offering as originally planned. The same amounts are still proposed to be raised in funding at the same minimum price as set forth in the term sheet. This private placement will commence on November 2 with the issuance of Subscription Agreements and the private placement will have a closing on November 7. If Osprey does not proceed by November 4, 2005, NASD will remove Osprey's offering resulting in significant delays and increased costs. Defendants still represent to the Court that the minimum amount of $250,000 will be raised and believe the maximum of $500,000 will be obtained.

         It is anticipated that Credifinance or clients of Credifinance may have to purchase most of the private placement.

         DATED this ___ day of October, 2005.


                                  WOODBURN AND WEDGE
                                  6100 Neil Road, Suite 500
                                  Reno, Nevada 89505


                                  By
                                     -------------------------------------------
                                     W. Chris Wicker
                                     Attorneys for Defendants Georges Benarroch,
                                     Linda Kent, Jean Jacques Treyvaud and
                                     Credifinance Securities Limited